UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

Tularik Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28397	94-3148800
(Commission File No.)	(IRS Employer Identification No.)

1120 Veterans Boulevard

South San Francisco, CA 94080 USA

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 825-7000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On April 7, 2004, Mary Kahler, a stockholder of Tularik Inc., a Delaware corporation (the “Company” or “Tularik”), filed a purported class action lawsuit in the Superior Court of the State of California for the County of San Mateo against Tularik, each of the members of Tularik’s Board of Directors and Amgen Inc., a Delaware corporation (“Amgen”), challenging, among other things, the adequacy of the consideration to be paid to Tularik’s stockholders in the proposed merger with Amgen. The complaint alleged breaches of the defendants’ fiduciary duties to the Company’s stockholders in connection with the proposed acquisition of all of the outstanding shares of the Company’s common stock by Amgen, through the merger of the Company with and into Arrow Acquisition, LLC, a wholly owned subsidiary of Amgen, in exchange for shares of common stock of Amgen (the “Merger”). The complaint also sought to enjoin the Merger and other forms of relief.

On July 2, 2004, Kahler filed an amended complaint. In addition to the allegations in her initial complaint, Kahler also alleges that the defendants breached their fiduciary duties by failing to provide Tularik’s stockholders with material information necessary for them to make a fully informed decision concerning the Merger. In connection with the amended complaint, Kahler sought the Court’s permission to take expedited discovery in support of her claims and to schedule a preliminary injunction hearing on her motion to enjoin the Tularik stockholders’ meeting scheduled for August 12, 2004. These matters were heard by the Court on July 8, 2004. At the hearing, the Court denied Kahler’s motion to take expedited discovery and it set a preliminary injunction hearing date of August 6, 2004, which was later postponed to August 10, 2004. At the preliminary injunction hearing on August 10, 2004, the Court denied Kahler’s motion to enjoin or delay the Tularik stockholders’ meeting set for August 12, 2004. The foregoing description is qualified in its entirety by reference to the full text of the amended complaint, which was attached as Exhibit 99.1 to the Company’s Form 8-K filed on July 14, 2004.

Both Tularik and Amgen believe that this lawsuit is without merit and intend to continue to contest it vigorously.

This Form 8-K contains “forward-looking” statements. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements, including statements related to future results in any litigation. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “may,” “seek,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results indicated by such forward-looking statements. Important factors that could cause results to differ include, but are not limited to, whether the Company will be able to successfully defend any lawsuit, including the purported securities class actions, the inherent uncertainties and risks of litigation that may cause the Company to review and alter its litigation strategy and the risk of potential adverse rulings in any litigation. The Company does not undertake any obligation to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

TULARIK INC.

Dated: August 10, 2004	/s/ William J. Rieflin
William J. Rieflin Executive Vice President, Administration Chief Financial Officer